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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)             February 18, 1998
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                              LA-MAN CORPORATION
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            (Exact name of registrant as specified in its charter)


            Nevada                   0-14427               33-2286268
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)              File Number)       Identification No.)


     5029 Edgewater Drive, Orlando, Florida                           32810
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          (407) 521-7477
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Agreement and Plan of Merger and Reorganization dated as of February 17, 1998 (the "Merger Agreement") among La-Man Corporation ("La-Man"), Displays Acquisitions, Inc., a wholly owned Florida subsidiary of La-Man ("Acquisitions"), Electronic Sign Corporation d/b/a Ad Art, a California corporation ("ESC"), and Terry J. Long, Daniel G. O'Leary, individually and in his capacity as Trustee of the Daniel O'Leary Trust Dated April 18, 1993, Betty
E. Papais, individually and in her capacity as Trustee of the Papais Trust Dated January 29, 1991, and Lou A. Papais, effective February 18, 1998 ESC was merged with and into Acquisitions, the name of Acquisitions was changed to Ad Art Displays, Inc., and each of the 25 outstanding shares of common stock of ESC was converted into the right to receive 32,400 newly issued shares of La-Man's common stock, par value $.001 per share ("Common Stock"). The Merger Agreement also provides for the issuance of up to an additional 540,000 shares of Common Stock to the ESC shareholders who received shares of Common Stock incident to the Merger, based on the attainment by Ad Art Displays, Inc. of certain annual net operating income levels for the fiscal year ending June 30, 1999. A copy of the Merger Agreement is filed with this Report as Exhibit 2.1.
                                                  -----------

     Also pursuant to the Merger Agreement, La-Man agreed to assume and pay the following promissory notes of ESC issued to certain ESC shareholders in redemption of their shares of ESC common stock prior to the Merger:

     1. February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Terry J. Long, in the principal amount $600,000, bearing interest at 8% annually and having a maturity date of March 16, 1998.

     2. February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Daniel Gregory O'Leary, as Co-Trustee under the Daniel and Beverly O'Leary Revocable Family Trust Dated January 17, 1997, in the principal amount $1,200,000, bearing interest at 8% annually and having a maturity date of March 16, 1998.

     3. February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Betty E. Papais, as Trustee of the Papais Trust Dated January 29, 1991, in the principal amount $1,200,000, bearing interest at 8% annually and having a maturity date of March 16,1998.

Copies of the foregoing promissory notes are filed with this Report as Exhibits
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2.2, 2.3 and 2.4, respectively.
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     As a condition to the consent to the Merger by Coast Business Credit, a secured creditor of ESC, La-Man agreed to guarantee all indebtedness of ESC to Coast Business Credit. ESC has a $5,000,000 line of credit facility with Coast Credit and a $1,000,000 line for third-party lease financings. As of the date hereof, the guaranty agreement between La-Man and Coast

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Business Credit has not yet been finalized, and will be filed as an exhibit to a future amendment to this Report.

     Incident to the Merger, La-Man and Ad Art Displays, Inc. entered into a new employment agreement with Terry J. Long dated as of February 18, 1998. The employment agreement is for a term of one (1) year, subject to automatic annual renewals unless either party provides notice to the other party of intent not to renew not less than 90 days prior to the expiration of the initial term or any renewal term. The employment agreement provides for an annual base salary to
Mr. Long of $175,000 and also provides for incentive compensation in certain cases. A copy of such employment agreement is filed with this Report as Exhibit
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2.5. La-Man and Mr. Long also entered into an Employee Stock Option Agreement
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dated as of February 18, 1998, pursuant to which La-Man granted Mr. Long options under its Amended and Restated 1994 Employee and Consultant Stock Compensation Plan to purchase up to 100,000 shares of Common Stock at an exercise price of $4.03 per share, the closing price of the Common Stock on the February 18, 1998 grant date. The options expire February 18, 2003. The shares of Common Stock underlying the options have previously been registered under the Securities Act of 1933, as amended, pursuant to La-Man's Registration Statement on Form S-8. A copy of the Employee Stock Option Agreement is filed with this Report as Exhibit
                                                                         -------
2.6.
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     In connection with the Merger, Ad Art Displays, Inc. also entered into a three-year consulting agreement dated as of February 18, 1998 with Lou A.
Papais. The consulting agreement provides for payment of annual consulting fees of $100,000 to Mr. Papais. A copy of such consulting agreement is filed with this Report as Exhibit 2.7.
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     At a special meeting of the Board of Directors of La-Man held on February
17, 1998, in accordance with La-Man's bylaws the directors of La-Man increased the size of the Board from ten (10) directors to twelve (12) directors and, subject to the effectiveness of the Merger, appointed Lou A. Papais and Terry J. Long to serve as directors until the next annual meeting of La-Man's shareholders and until their successors are elected and qualified. Accordingly, on February 18, 1998, Messrs. Papais and Long became directors of La-Man.

     La-Man intends to file the financial statements and pro forma financial information required pursuant to Item 7 of this Report by a subsequent amendment to this Report following completion of audited financial statements of ESC.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger and Reorganization dated as of February 17, 1998 among La-Man Corporation, Displays Acquisitions, Inc., a wholly owned Florida subsidiary of La-Man, Electronic Sign Corporation d/b/a Ad Art, a California corporation, and Terry J. Long, Daniel G. O'Leary, individually and in his capacity as Trustee of the Daniel O'Leary

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               Trust Dated April 18, 1993, Betty E. Papais, individually and in her capacity as Trustee of the Papais Trust Dated January 29, 1991, and Lou A. Papais.

          2.2 February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Terry J. Long.

          2.3 February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Daniel Gregory O'Leary, as Co-Trustee under the Daniel and Beverly O'Leary Revocable Family Trust Dated January 17, 1997.

          2.4 February 17, 1998 promissory note from Electronic Sign Corporation payable to the order of Betty E. Papais, as Trustee of the Papais Trust Dated January 29, 1991.

          2.5 Employment Agreement dated February 18, 1998 between and among La-Man Corporation, Ad Art Displays, Inc. and Terry J. Long.

          2.6 Employee Stock Option Agreement dated February 18, 1998 by and between La-Man Corporation and Terry J. Long.

          2.7. Consulting Agreement dated February 18, 1998 between and among Ad Art Displays, Inc. and Lou A. Papais.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LA-MAN CORPORATION
                                         (REGISTRANT)


Date: February 27, 1998                  By:   /s/ Todd D. Thrasher
                                               --------------------------------
                                               Todd D. Thrasher
                                               Vice President, Treasurer (CFO)
                                               and Assistant Secretary


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